Exhibit 24
                                   ----------

                                POWER OF ATTORNEY


      Each person whose signature  appears below  designates and appoints Curtis
M. Stevens and Anton C. Kirchhof, Jr. and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation (the "Corporation"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to up to $10,000,000 of the Corporation's unsecured obligations to pay deferred compensation under the Corporation's
Executive Deferred Compensation Plan, and any and all amendments thereto (including post-effective amendments). Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any documents that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned as of this 31st day of August, 1999.

             Signature                                  Title
             ---------                                  -----
                                     Chairman, Chief Executive Officer and
/s/ Mark A. Suwyn                          Director (Principal Executive
Mark A. Suwyn                              Officer)
                                     Vice President, Treasurer and Chief
/s/ Curtis M. Stevens                      Financial Officer (Principal
Curtis M. Stevens                          Financial and Accounting Officer)
                                     Director
/s/ John W. Barter
John W. Barter
                                     Director
/s/ William C. Brooks
William C. Brooks
                                     Director
/s/ Archie W. Dunham
Archie W. Dunham
                                     Director
/s/ Paul W. Hansen
Paul W. Hansen
                                     Director
/s/ Donald R. Kayser
Donald R. Kayser
                                     Director
/s/ Patrick F. McCartan
Patrick F. McCartan
                                     Director
/s/ Lee C. Simpson
Lee C. Simpson